EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

      I, Richard P. Brown, President and Chief Executive Officer of American Casino & Entertainment Properties LLC (the “Registrant”), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-Q for the period ended September 30, 2004 of the Registrant (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ RICHARD P. BROWN

Richard P. Brown
President and Chief Executive Officer of American
Casino & Entertainment Properties LLC

Date: December 1, 2004